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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): May 26, 1999

                                  Keane, Inc.
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              (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)


            1-7516                                      04-243-7166
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(Commission File Number)                    (I.R.S. Employer Identification No.)

           TEN CITY SQUARE
        BOSTON, MASSACHUSETTS                              02129
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(Address of Principal Executive Offices)                 (Zip Code)

                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.

     On May 16, 1999, the Registrant's Board of Directors authorized the Registrant to repurchase up to one million shares of its common stock over the next 12 months. The timing and amount of shares repurchased will be determined by the Registrant's management based on its evaluation of market and economic conditions.

     A copy of the press release announcing this repurchase program is attached as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not applicable.

     (c)  Exhibits

          Exhibit 99 Press Release regarding announcement of share repurchase program, dated May 27, 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KEANE, INC.
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                                           (Registrant)



Date:   May 28, 1999                       By:    /s/ John F. Keane, Jr.
                                               ---------------------------------
                                                  John F. Keane, Jr.
                                                  Executive Vice President


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                                 EXHIBIT INDEX

Exhibit
Number         Description
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99             Press Release regarding announcement of share repurchase
               program, dated May 27, 1999.